                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K/A-1


                                Current Report


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 194


               Date of Report (Date of Earliest Event Reported):
                               September 23, 1996


                      PHYSICIAN CORPORATION OF AMERICA
                        (Exact Name of Registrant as
                          Specified in its Charter)


                                   0-21440
                          (Commission File Number)


              Delaware                                     48-1006287
    (State of Other Jurisdiction                          (IRS Employer
  of Incorporation or Organization)                   Identification Number)

                           5835 Blue Lagoon Drive
                            Miami, Florida 33126
                  (Address of Principal Executive Offices)
                               (305) 267-6633
                       (Registrant's Telephone Number
                           Including Area Code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          c)   EXHIBITS

          No.                 Description
          ---                 -----------
          2.1 Stock Purchase Agreement between Health Partners of Alabama, Inc. and Physician Corporation of America dated May 3, 1996 (filed herewith).
          2.2 Amendment dated August 15, 1996 to that certain Stock Purchase Agreement by and between Physician Corporation of America and Health Partners of Alabama, Inc. (previously filed).
          2.3 Second Amendment dated August 30, 1996 to that certain Stock Purchase Agreement by and between Physician Corporation of America and Health Partners of Alabama, Inc. (previously filed).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PHYSICIAN CORPORATION OF AMERICA
                                       (Registrant)


Date:     October 30, 1996             By: /s/ Jay M. Grobowsky
     ----------------------------         -----------------------------
                                          Jay M. Grobowsky
                                          Vice President of Finance





                                       2